Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of the ND Tax-Free Fund, Inc., the "Fund," for the six month period ended June 30, 2000. The Fund's portfolio and related financial statements are presented within for your review.

As we end mid-year, the Federal Reserve remains vigilant of a strong U.S. economy, raising the fed funds rate 1.75% to a current level of 6.50%.
Strong consumer spending, tight labor markets, and an increasing CPI (Consumer Price Index) remain key factors in the Federal Reserve's actions.

On the other hand, certain sectors of the economy are showing signs of slowing. Housing starts, retail sales, corporate profits, and a cautious equity market reflect the actions taken by Mr. Greenspan and his colleagues.

Tax-free investments continue to offer investors attractive yields in the wake of rising interest rates. High-grade municipal bonds are currently trading at 90-100% of taxable Treasuries. While no one knows what the Federal Reserve's next move will be, history tells us that municipal bonds at current levels have proven to be attractive investments.

The ND Tax-Free Fund, Inc. Class B shares began the year at $8.40 and ended the six month period at $8.37. The ND Tax-Free Fund, Inc. Class A shares started the period on January 7th, 2000 at $8.38 and ended June 30, 2000 at $8.36. In anticipation of Federal Reserve actions, the Fund utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose on Federal Reserve rate hikes and tempered as signs of a slowing economy rallied the treasury market. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Through mid-year, purchases in the primary and secondary market included Fargo School District.

Income exempt from federal and North Dakota income taxes with preservation of capital remain the chief objectives of the Fund.


Sincerely,




Monte L. Avery                       Robert E.Walstad
Chief Portfolio Strategist           President


PERFORMANCE AND COMPOSITION
---------------------------
[pie graph]
Portfolio Quality Ratings
(based on Total Long-Term Investments)
AAA                        37.3
AA                         31.2
A                          15.3
NR                         16.2

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.


Portfolio Market Sectors
(as a % of Net Assets)
[pie graph]
HC-Health Care            24.6
H-Housing                 23.3
I-Industrial              14.6
E-Education               12.2
O-Other                    9.8
U-Utilities                7.0
C/L-COP/Lease              6.4
W/S-Water/Sewer            2.1


Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.


AVERAGE ANNUAL TOTAL RETURNS

                                            For periods ending June 30, 2000
                                            --------------------------------

CLASS B SHARES                                                                                 Since Inception
                                  1 year                5 year             10 year            (January 3, 1989)
                           ------------------------------------------------------------------------------------
Without CDSC                        0.03%                 4.06%             *N/A                       4.57%
With CDSC (4% max)                 (3.78)%                N/A                N/A                       N/A

                                           For periods ending June 30, 2000
                                           --------------------------------
CLASS A SHARES                                                                                  Since Inception
                                  1 year                5 year             10 year             (January 7, 2000)
                           -------------------------------------------------------------------------------------
Without Sales Charge               N/A                    N/A                 N/A                      N/A
With Sales Charge (4.25%)          N/A                    N/A                 N/A                      N/A

*A 10 year total return for Class B shares is not available even though the Fund has been open for 10 years. Shares in Class B are automatically converted to Class A after 8 years. A 10 year total return for Class B shares will be reported when Class A shares have been open for 10 years.

TERMS & DEFINITIONS
-------------------
AVERAGE ANNUAL TOTAL RETURN
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MULTIPLE CLASSES OF SHARES
Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NET ASSET VALUE (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charges.

OFFERING PRICE
The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

TOTAL RETURN
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.




COMPARATIVE INDEX GRAPH
------------------------
[line graph]
                              Comparison of change in value of  a $10,000 investment in the
                            ND Tax-Free Fund and the Lehman Brothers Municipal Bond Index
                                Class B Shares                                             Class A Shares
                             --------------------                                       -------------------
                ND Tax-Free Fund         Lehman Brothers                    w/o              w/Max            Lehman Brothers
                   w/o CDSC              Municipal Bond                    Sales              Sales            Municipal Bond
                                               Index                       Charge             Charge                 Index
              --------------------------------------------            -------------------------------------------------------
01/03/1989           $10,000                  $10,000        01/07/2000    $10,000            $ 9,575                $10,000
1989                 $10,291                  $11,079        06/30/2000    $10,230            $ 9,795                $10,449
1990                 $11,109                  $11,886
1991                 $12,006                  $13,330
1992                 $12,718                  $14,505
1993                 $13,529                  $16,286
1994                 $13,262                  $15,444
1995                 $14,413                  $18,140
1996                 $15,367                  $18,946
1997                 $16,007                  $20,689
1998                 $16,564                  $22,030
1999                 $16,380                  $21,574
06/30/2000           $16,723                  $22,543

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.



SCHEDULE OF INVESTMENTS  June 30, 2000 (Unaudited)

NAME OF ISSUER
Percentages represent the market value of each              Rating       Coupon                      Principal       Market
investment category to total net assets                  Moody's/S&P      Rate       Maturity         Amount         Value
-----------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (98.6%)
Bismarck, ND (Marillac Manor) Facs. Rev. Ref.........       NR/NR         7.700%    02/01/16       $   250,000   $   242,940
Burleigh Cty., ND (St. Vincent Nursing Home)
Facs. Rev. ..........................................       NR/NR         7.000     06/01/19           500,000       481,830
Burleigh Cty., ND (Univ. of Mary) Facs. Rev. ........       NR/NR         5.750     12/01/11         1,000,000     1,011,360
Burleigh Cty., ND (Univ. of Mary) Facs. Rev. ........       NR/NR         5.875     12/01/15         1,000,000       998,330
Burleigh Cty., ND (Univ. of Mary) Facs. Rev. ........       NR/NR         5.625     12/01/15           500,000       458,630
Carrington, ND Cath. Hlth. Corp. Facs. Rev. .........     Aa-3/AA-        6.250     11/15/15           500,000       514,295
Dickinson, ND (St. Luke's Home) Rev. ................       NR/NR         7.250     05/01/22           500,000       490,350
Fargo, ND (MeritCare Obligation Group) Rev. MBIA.....      Aaa/AAA        5.375     06/01/27         1,565,000     1,421,756
#Fargo, ND (St. Luke's Hospital) Facs. Rev. Ref. ....       NR/A+         6.500     06/01/15         4,000,000     4,089,280
Fargo, ND School District Bldg. Auth. Lease Rev. ....      A-3/NR         5.750     05/01/18           500,000       494,185
Grand Forks, ND (4000 Valley Square Project)
Hsg. Rev.............................................       NR/NR         6.250     12/01/34         2,710,000     2,353,039
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA.      Aaa/AAA        5.625     12/15/29         1,500,000     1,424,055
Grand Forks, ND (United Hospital) Facs. Rev. MBIA....      Aaa/AAA        6.625     12/01/10           830,000       868,238
Grand Forks, ND (United Hospital) Facs. Rev. MBIA....      Aaa/AAA        6.500     12/01/06           750,000       778,305
Grand Forks, ND (United Hospital) Facs. Rev. MBIA....      Aaa/AAA        6.250     12/01/19         1,000,000     1,046,380
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA...      Aaa/AAA        6.450     12/01/23         1,525,000     1,567,670
Grand Forks, ND (Valley Square Project) Hsg. Rev. ...       NR/NR         6.375     12/01/34           645,000       557,970
Jamestown, ND (College) Facs. Rev. ..................       NR/NR         6.625     10/01/14           800,000       818,240
Jamestown, ND (Heritage Centre) Ref. Rev. ...........       NR/NR         5.700     11/01/20           250,000       230,130
+Lisbon, ND (Parkside Lutheran Home) Rev. ...........       NR/NR         0.000     06/01/12           500,000       131,978
Mercer Cty., ND (Basin Elec.) Rev. ..................        A/A          7.000     01/01/19           960,000       977,750
*Mercer Cty., ND (Basin Elec.) Rev. AMBAC............      Aaa/AAA        6.050     01/01/19         5,425,000     5,558,943
*Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC...........      Aaa/AAA        6.650     06/01/22         3,500,000     3,654,490
#Mercer Cty., ND (NW Public Svc.) Rev. Ref. MBIA.....      Aaa/AAA        5.850     06/01/23           300,000       291,654
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC............      Aaa/AAA        6.650     06/01/22           350,000       362,058
Morton Cty., ND Multifamily Hsg. Rev. Ref. ..........       NR/NR         6.750     03/01/21           500,000       490,210
ND (HFA) Hsg. Finance Program .......................     Aa-3/NR         6.750     07/01/25         2,015,000     2,059,209
ND (HFA) Hsg. Finance Program .......................     Aa-3/NR         6.300     01/01/15           625,000       637,506
ND (HFA) Hsg. Finance Program .......................     Aa-3/NR         6.300     07/01/16           420,000       429,790
ND (HFA) Hsg. Finance Program .......................     Aa-3/NR         6.100     07/01/28           850,000       847,722
ND (HFA) Single Family Mrtge. Program ...............       Aa/A+         7.900     07/01/10            78,000        79,289
ND (HFA) Single Family Mrtge. Program ...............       Aa/A+         8.050     01/01/24           385,000       394,190
ND (HFA) Single Family Mrtge. Program ...............       Aa/A+         7.750     07/01/24           425,000       437,703
ND (HFA) Single Family Mrtge. Program ...............       Aa/A+         7.300     07/01/24           825,000       834,347
ND (HFA) Single Family Mrtge. Program ...............       Aa/A+         7.000     07/01/23           655,000       681,613
ND (HFA) Single Family Mrtge. Program ...............       Aa/A+         6.800     07/01/23         2,180,000     2,233,148
ND (HFA) Single Family Mrtge. Program ...............       Aa/A+         6.700     07/01/13           290,000       297,337
ND (HFA) Single Family Mrtge. Program ...............       Aa/A+         6.800     07/01/25         1,465,000     1,496,996
ND (HFA) Single Family Mrtge. Program ...............       Aa/A+         6.950     07/01/25         1,920,000     1,973,107
ND Blding. Auth. Lease Rev. FSA......................      Aaa/AAA        6.000     12/01/13           500,000       507,775
ND Blding. Auth. Lease Rev. Ref. AMBAC...............      Aaa/AAA        6.000     06/01/10         1,700,000     1,758,072
ND Municipal Bond Bank Revolving Fund Program .......       Aa/NR         4.625     10/01/19           690,000       582,470
ND Municipal Bond Bank Revolving Fund Program .......       Aa/NR         6.300     10/01/15           530,000       558,032
ND Municipal Bond Bank Revolving Fund Program .......       Aa/NR         6.250     10/01/14         3,525,000     3,674,354
ND State Board of Hgr. Educ. (MSU) Facs. Rev. Ref. ..       NR/NR         6.750     08/01/05           755,000       770,757
ND State Board of Hgr. Educ. (ND St. Univ. Hsg.) ....      A-1/NR         5.500     04/01/24           785,000       737,194
ND State Board of Hgr. Educ. (ND St. Univ. Hsg.) ....      A-1/NR         5.600     04/01/29         1,035,000       979,389
ND State Board of Hgr. Educ. (UND) ..................        A/A-         7.300     09/01/10         1,425,000     1,440,034
ND State Water Commission Devl. Rev. AMBAC...........      Aaa/AAA        5.750     07/01/27         1,250,000     1,208,450
ND Student Loan Rev. AMBAC...........................      Aaa/AAA        6.300     07/01/12           100,000       103,577
ND Student Loan Rev. AMBAC...........................      Aaa/AAA        6.350     07/01/13           250,000       260,223
ND Student Loan Rev. AMBAC...........................      Aaa/AAA        6.400     07/01/14           400,000       418,096
Wahpeton, ND (Town Centre Square) Rev. Ref. .........       NR/NR         8.500     02/01/14           250,000       187,500
                                                                                                                 ------------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $57,391,844) ......................................................... $ 56,901,946
                                                                                                                 ------------
SHORT-TERM SECURITIES (0.4%)
 Federated Tax-Free Fund 15 (COST: $204,104) ................................................................... $    204,104
                                                                                                                 ------------
 TOTAL INVESTMENTS IN SECURITIES (COST: $57,595,948) ........................................................... $ 57,106,050
 OTHER ASSETS LESS LIABILITIES..................................................................................      610,008
                                                                                                                 ------------
 NET ASSETS..................................................................................................... $ 57,716,058
                                                                                                                 ============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

+ Indicates bond is non-income producing.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES June 30, 2000 (Unaudited)
-------------------------------------------------------------
ASSETS
     Investments in securities, at value
     (cost: $57,595,948) ..............................   $    57,106,050
     Accrued dividends receivable......................             1,686
     Accrued interest receivable.......................         1,004,765
     Prepaid expenses..................................            11,165
     Variation margin on futures.......................            40,776
     Receivable from manager...........................                51
                                                       ------------------
        Total Assets...................................   $    58,164,493
                                                       ------------------
LIABILITIES
     Dividends payable.................................   $       239,392
     Bank overdraft....................................           139,787
     Accrued expenses..................................            61,204
     Payable for fund shares redeemed..................             8,052
                                                       ------------------
        Total Liabilities..............................   $       448,435
                                                       ------------------

NET ASSETS.............................................   $    57,716,058
                                                       ==================

Net assets are represented by:
     Capital stock outstanding, at par.................   $         6,898
     Additional paid-in capital........................        64,675,444
     Accumulated undistributed net realized
     gain (loss) on investments........................        (6,435,610)
     Accumulated undistributed net unrealized
      gain (loss) on futures...........................           (40,776)
     Unrealized depreciation on investments ...........          (489,898)
                                                       ------------------
          Total amount representing net assets
          applicable to 6,897,987 outstanding shares
          of $.001 par value common stock
          (100,000,000 shares authorized) .............   $    57,716,058
                                                       ==================
Net asset value per share..............................   $          8.37
                                                       ==================
NET ASSETS CONSIST OF:
     Class A...........................................   $    19,013,644
     Class B...........................................   $    38,702,414
                                                       ------------------
          Total Net Assets.............................   $    57,716,058
-------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A...........................................         2,273,164
     Class B...........................................         4,624,823
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
     Class A ..........................................   $          8.36
     Class A - offering price
     (based on sales charge of 4.25%)..................   $          8.73
     Class B...........................................   $          8.37
-------------------------------------------------------------------------

STATEMENT OF OPERATIONS For the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------
INVESTMENT INCOME
    Interest...........................................   $     1,861,819
    Dividends..........................................            13,891
                                                       ------------------
         Total Investment Income.......................   $     1,875,710
                                                       ------------------
EXPENSES
    Investment advisory fees...........................   $       182,804
    Distribution fees (12b-1)-Class A..................            19,022
    Distribution fees (12b-1)-Class B..................           172,716
    Transfer agent fees................................            35,481
    Accounting service fees............................            26,636
    Custodian fees.....................................             5,769
    Professional fees..................................             6,236
    Directors fees.....................................             2,435
    Transfer agent out-of-pockets......................             8,290
    Reports to shareholders............................             2,528
    Insurance expense..................................             2,947
    License, fees, and registrations...................             3,130
                                                       ------------------
        Total Expenses.................................   $       467,994
     Less expenses waived or absorbed
     by the Fund's manager.............................           (98,719)
                                                       ------------------
         Total Net Expenses............................   $       369,275
                                                       ------------------
NET INVESTMENT INCOME..................................   $     1,506,435
                                                       ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions...........................    $     (256,897)
     Futures transactions..............................          (113,706)
     Net change in unrealized
     appreciation (depreciation) of:
     Investments.......................................           162,874
     Futures...........................................           (40,776)
                                                       ------------------
         Net Realized and Unrealized Gain (Loss)
         On Investments and Futures....................    $     (248,505)
                                                       -------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..............................    $    1,257,930
                                                       ==================

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS June 30, 2000


Statement of Changes in Net Assets
For the six months ended June 30, 2000, and the year ended December 31, 1999
-----------------------------------------------------------------------------

                                                                    For the Six                            For the
                                                                    Months Ended                          Year Ended
                                                                    June 30, 2000                      December 31, 1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income......................................     $   1,506,435                           $   3,478,439
    Net realized gain (loss) on investments
    and futures transactions...................................          (370,603)                              1,175,407
    Net change in unrealized appreciation
   (depreciation) on investments and futures...................           122,098                              (5,433,532)
                                                               ------------------------------------------------------------
         Net Increase (Decrease) in Net
         Assets Resulting From Operations......................     $   1,257,930                           $    (779,686)
                                                               ------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income:
        Class A ($.21 and $.00, respectively) .................     $    (399,455)                         $            0
        Class B ($.20 and $.41, respectively) .................        (1,106,980)                             (3,478,439)
    Return of capital distributions:
        Class A ($.00 and $.00, respectively) .................                 0                                       0
        Class B ($.00 and $.04, respectively) .................                 0                                (377,470)
    Distributions from net realized gain on
    investment and futures transactions:
        Class A................................................                 0                                       0
        Class B................................................                 0                                       0
                                                               ------------------------------------------------------------
         Total Dividends and Distributions.....................     $  (1,506,435)                         $   (3,855,909)
                                                               ------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares:
       Class A.................................................     $      51,032                          $            0
       Class B.................................................           727,466                               2,695,374
    Proceeds from reinvested dividends:
       Class A.................................................           210,566                                       0
       Class B.................................................           773,639                               2,556,364
    Cost of shares redeemed:
       Class A.................................................        (2,493,410)                                      0
       Class B.................................................        (7,119,513)                            (15,788,422)
    Exchanges to/from related fund classes:
       Class A.................................................        21,200,258                                       0
       Class B.................................................       (21,200,258)                                      0
                                                               ------------------------------------------------------------
         Net Increase (Decrease) in Net
         Assets Resulting From
         Capital Share Transactions............................     $  (7,850,220)                         $  (10,536,684)
                                                               ------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS........................     $  (8,098,725)                         $  (15,172,279)

NET ASSETS, BEGINNING OF PERIOD................................        65,814,783                              80,987,062
                                                               ------------------------------------------------------------
NET ASSETS, END OF PERIOD......................................     $  57,716,058                          $   65,814,783
                                                               ==============================================================
</TABLE.

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS June 30, 2000 (Unaudited)


Note 1.    ORGANIZATION
ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company
Act of 1940 as a non-diversified, open-end management investment company.
The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital.
The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

All shares existing prior to January 7, 2000, the commencement date of Class
A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.85% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.


Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money
Management, Inc. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following:
yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 2000, a net capital loss carryforward totaling $6,065,007, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

MULTIPLE CLASS ALLOCATIONS - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class.
Class-specific expenses, distribution fees and any other items that are specifically attributable to a particular class are charged directly to such class. For the six months ended June 30, 2000, distribution fees and registration fees were the only class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees and a portion of registration fees, are allocated daily to each class of shares based upon the relative value of the shares of each class.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.
When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The
Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At June 30, 2000, the Fund had outstanding futures contracts to sell debt securities as follows:


-----------------------------------------------------------------------------------------------------------------------------
                        Expiration         Number of Futures         Valuation as of June 30,       Unrealized Appreciation
Contracts to Sell         Date               Contracts                        2000                      (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes      09/00                  50                          ($40,776)                      ($40,776)
-----------------------------------------------------------------------------------------------------------------------------

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS - Certain prior year amounts have been reclassified to conform to the current year presentation.


Note 3. CAPITAL SHARE TRANSACTIONS
As of June 30, 2000, there were 100,000,000 shares of $.001 par authorized; 6,897,987 and 7,836,833 shares were outstanding at June 30, 2000, and December 31, 1999, respectively.

Transactions in capital shares were as follows:

                                                     Class A Shares                           Class B Shares
                                                     --------------                           --------------
                                            For the Period Since Inception      For the Six Months
                                               (January 7, 2000) thru June        Ended June 30,
                                                       30, 2000                        2000              For the Year Ended
                                                    (Unaudited)                    (Unaudited)            December 31, 1999
                                          -----------------------------------------------------------------------------------
Shares sold                                             6,089                         87,399                    304,280
Shares issued on reinvestment of dividends             25,252                         92,588                    291,365
Shares redeemed                                      (299,281)                      (853,190)                (1,813,856)
Shares exchanged to Class A                                 0                     (2,538,807)                         0
Shares exchanged from Class B                       2,541,104                              0                          0
                                          -----------------------------------------------------------------------------------
Net increase (decrease)                             2,273,164                     (3,212,010)                (1,218,211)
                                          ===================================================================================


Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $181,033 of investment advisory fees after a partial waiver for the six months ended June 30, 2000. The Fund has a payable to ND Money Management, Inc. of $28,956 at June 30, 2000 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. ("Capital") serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class B presently pays an annual distribution fee of up to 0.85% of the average daily net assets of the class. Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the six months ended June 30, 2000, amounts paid or accrued to Capital and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

                             12b-1 Fees Charged              12b-1 Fees Waived
                             ------------------              -----------------
Class A Shares                        19,022                      (15,936)
Class B Shares                       172,716                      (80,877)

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the six months ended June 30, 2000, no commissions were earned by ND Capital, Inc.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $35,433 of transfer agency fees after a partial waiver for the six months ended June 30, 2000. The Fund has a payable to ND Resources, Inc. of $5,740 at June 30, 2000, for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $26,600 of accounting service fees after a partial waiver for the six months ended June 30, 2000.
The Fund has a payable to ND Resources, Inc. of $4,358 at June 30, 2000, for accounting service fees.


Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $497,220 and $8,029,880, respectively, for the six months ended June 30, 2000.


Note 6. INVESTMENT IN SECURITIES
At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $57,595,948 and the net unrealized depreciation of investments based on the cost was $489,898, which is comprised of $805,054 aggregate gross unrealized appreciation and $1,294,952 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS
---------------------
Selected per share data and ratios for the period indicated
-----------------------------------------------------------
Class A Shares
--------------

                                                 For the Period
                                                 Since Inception
                                                (January 7, 2000)
                                                thru June 30, 2000
                                                   (Unaudited)
                                                ------------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $   8.38
                                                ------------------
Income from Investment Operations:
     Net investment income......................    $    .21
     Net realized and unrealized gain (loss)
     on investment and futures transactions.....        (.02)
                                                ------------------
         Total Income (Loss) From
          Investment Operations................     $    .19
                                                ------------------
Less Distributions:
     Dividends from net investment
     Income.....................................    $   (.21)
     Return of capital distributions ...........         .00
     Distributions from net realized gains......         .00
                                                ------------------
         Total Distributions....................    $   (.21)
                                                ------------------
NET ASSET VALUE, END OF PERIOD..................    $   8.36
                                                ==================
Total Return....................................        4.60%(A)(C)



Ratios/Supplemental Data:
     Net assets, end of period (in
     thousands) ................................    $  19,014
     Ratio of net expenses (after expense
     assumption) to average net assets..........        0.94%(B)(C)
     Ratio of net investment income to
     average net assets.........................        5.20%(C)
     Portfolio turnover rate....................        0.83%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $16,381. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.15%.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.


FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated
-----------------------------------------------------------
Class B Shares
--------------

                                       For the Six       For The        For The       For The      For The        For The
                                       Months Ended     Year Ended    Year Ended     Year Ended   Year Ended     Year Ended
                                       June 30, 2000   December 31,   December 31,  December 31,  December 31,   December 31,
                                        (Unaudited)        1999           1998          1997         1996            1995
                                       --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $  8.40        $   8.94       $  9.09      $   9.19    $   9.09       $   8.83
                                       --------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income.............    $   .20        $    .41       $   .41      $    .43    $    .46       $    .47
     Net realized and unrealized gain (loss) on
     investments and futures
     transactions......................       (.03)           (.50)         (.10)         (.05)        .13            .28
                                       --------------------------------------------------------------------------------------
         Total Income (Loss) From Investment
         Operations....................    $   .17        $   (.09)     $    .31       $   .38     $   .59       $    .75
                                       --------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment
     income............................    $  (.20)       $   (.41)     $   (.41)      $  (.43)    $   (.46)     $   (.47)
     Return of capital distributions...        .00            (.04)         (.05)         (.05)        (.03)         (.02)
     Distributions from net
     realized gains....................        .00             .00           .00           .00          .00           .00
                                       --------------------------------------------------------------------------------------
         Total Distributions...........    $  (.20)       $   (.45)    $    (.46)      $  (.48)    $   (.49)     $   (.49)
                                       --------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........    $  8.37        $   8.40     $    8.94       $  9.09     $   9.19      $   9.09
                                       ======================================================================================
Total Return...........................       4.18%(A)(C)    (1.11)% (A)    3.48%(A)      4.17%(A)     6.62% (A)     8.68%(A)



Ratios/Supplemental Data:
     Net assets, end of period
     (in thousands) ...................    $  38,702       $  65,815   $  80,987      $  88,435    $  91,631     $  94,532
     Ratio of net expenses (after expense
     assumption) to average
     net assets........................       1.30%(B)(C)     1.30%(B)      1.30%(B)      1.30%(B)     1.13%(B)      1.05%(B)
     Ratio of net investment income to
     average net assets................       4.87%(C)        4.61%         4.59%         4.70%        5.00%         5.20%
     Portfolio turnover rate...........       0.83%           7.45%         7.32%        13.18%       12.92%         8.02%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $82,338, $329,246, $331,888, $50,649, $40,861, and $3,799,
     respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.67%, 1.74%, 1.70%, 1.36%, 1.18%, and 1.05%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.